EXHIBIT 99.5

AUDIT COMMITTEE COMPLAINT POLICY AND PROCEDURES

PETROL OIL AND GAS, INC.

(adopted May 4, 2007)

EXECUTIVE SUMMARY

Petrol Oil and Gas, Inc. and its subsidiaries (collectively, the "Company") and their respective stockholders have a right to expect that its directors, officers and employees will conduct its business in compliance with all applicable laws and the high level of integrity reflected in the Code of Business Conduct and Ethics applicable to all directors, officers and employees of the Company (the "Code of Ethics"). A primary objective of this compliance is to ensure that the Company will consistently provide public disclosure of its financial performance and its business in a manner that is accurate, complete, fair, timely and understandable.

The Company needs your help in ensuring that we can live up to the legal and ethical standards contained in the Code of Ethics. If you have knowledge or a belief that any director, officer or employee is violating, has violated or is attempting to violate any laws applicable to the Company or any provision of the Code of Ethics (such as the Reportable Offenses described below), then you should report the relevant information as promptly as practicable using one of the procedures described below under "Reporting Procedures."

OVERVIEW

The Company is dedicated to fully complying with applicable securities laws and related rules and regulations of the Securities Exchange Commission ("SEC"), including the reporting requirements under those laws, rules and regulations. The Company therefore seeks to ensure that its periodic reports to investors or filings with and submissions to the SEC (collectively referred to herein as the "Reports") contain accurate, complete, fair and timely disclosure concerning the Company. The Reports are intended to reflect the highest-quality, most transparent financial accounting and disclosures which are written in a clear, concise and easily understandable manner. The information contained in the Reports should fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company. An important aid in achieving these goals is the Code of Ethics which was adopted not only to ensure compliance with applicable laws but also to establish standards that transcend those minimum requirements and create a culture of honest and ethical conduct.

Accordingly, the Company is committed to providing an environment which is receptive to receiving, retaining and effectively dealing with complaints regarding (i) accounting and auditing matters, (ii) compliance with Internal Controls over Financial Reporting (as defined below) and Disclosure Controls and Procedures (as defined below), (iii) Reportable Offenses (as defined below), or (iv) any violations of the securities laws or of the Code of Ethics relating to any of the foregoing ("Complaint(s)"). The Company therefore encourages the confidential submission by employees of concerns or Complaints regarding questionable matters relating to any of the foregoing, which submissions can be made on an anonymous basis if desired by the employee.

All members of the Board of Directors and the Audit Committee, and all officers and employees, whether supervisory or non-supervisory, are expected to uphold and abide by this Audit Committee Complaint Policy and Procedures (this "Policy"), which includes related procedures to implement this Policy.

Complaint Procedures

In order to implement this Policy, the Company, the Board of Directors and the Audit Committee of the Company have established the following procedures which are designed to encourage the prompt reporting of any Complaints or concerns that fall within the scope of this Policy so that rapid and constructive action can be taken to detect and prevent any violation of this Policy.

Reportable Offenses. "Reportable Offenses" include any questionable activity regarding (i) the Company's accounting or auditing matters, (ii) compliance with Internal Controls over Financial Reporting or Disclosure Controls and Procedures, or (iii) any violation of the securities laws or the Code of Ethics relating to any of the foregoing, including knowledge or a belief, that:

1.	Any person is committing or has committed, or is attempting or has attempted to commit, securities fraud, whether or not material;
2.	Any person is committing or has committed, or is attempting or has attempted to commit, any other type of fraud against the Company, or any of the Company's subsidiaries, whether or not material;
3.

Any person is taking or omitting to take, or has taken or omitted to take, or is attempting or has attempted to take or omit to take, any action leading to the Company's financial statements, or any other aspect of the Reports, containing any untrue statement of a material fact, or omitting to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made or are proposed to be made, not misleading;

4.

Any person is violating or has violated, or is attempting or has attempted to violate, the Company's accounting rules, Code of Ethics, Internal Controls over Financial Reporting or Disclosure Controls and Procedures;

5.	Any person is violating or has violated, or is attempting or has attempted to violate, applicable securities laws or regulations;
6.

Any person has taken or omitted to take, or is taking or omitting to take, or is attempting or has attempted to take or omit to take, any action to fraudulently influence, coerce, manipulate or mislead any independent public or certified accountant engaged in the performance of an audit of the financial statements of the Company with the purpose or effect of rendering such financial statements materially misleading;

7.	Any person is conspiring or has conspired, or is attempting or has attempted to conspire, to commit any of the above acts;
8.

Significant Deficiencies (as defined below) or Material Weaknesses (as defined below) exist in the design or operation of Internal Controls over Financial Reporting or Disclosure Controls and Procedures which could adversely affect the Company's ability to record, process, summarize, and report financial data or other information required to be included in the Reports in a timely manner;

9.	Other Material Weaknesses or Significant Deficiencies in Internal Controls over Financial Reporting or Disclosure Controls or Procedures exist;
10.	The officer signing or certifying any Report has not reviewed such Report;
11.

Any Report contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading;

12.

The financial statements and other financial information included in a Report do not fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in such Report;

13.

Any officer certifying any Report: (a) has not established or maintained Disclosure Controls and Procedures; (b) has not evaluated the effectiveness of the Company's Disclosure Controls and Procedures as of the time period that is relevant to such Report; (c) has not presented in such Report the officer's actual conclusions about the effectiveness of the Company's Disclosure Controls and Procedures based on the officer's evaluation; or (d) has not disclosed to the Company's auditors and its Audit Committee (or persons fulfilling the equivalent function)—(x) Significant Deficiencies or Material Weaknesses in the design or operation of Disclosure Controls and Procedures, which could adversely affect the Company's ability to record, process, summarize or report financial data or other information required to be included in the Reports in a timely manner, (y) Material Weaknesses or Significant Deficiencies in Internal Controls over Financial Reporting; or (z) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's Internal Controls over Financial Reporting;

14.

Any officer certifying a Report has failed to indicate in such Report whether or not, during the period covered by that Report there were: (a) significant changes in Internal Controls over Financial Reporting; or (b) significant changes in other factors that could significantly affect Internal Controls over Financial Reporting; or

15.	Any person has engaged in "Retaliation" (as defined under "Anti-Retaliation" below) against any other person in violation of the anti-retaliation provisions of this Policy.

Reporting Procedures. Any person who believes that he or she has observed a "Reportable Offense" as defined above under Reportable Offenses should immediately submit a Complaint describing such incident in reasonable detail to his or her immediate supervisor, the Chief Financial Officer, or the Chief Executive Officer or any member of the Audit Committee of the Board of Directors. The current members of the Audit Committee are Duane D. Fadness and Robert H. Kite. In addition to contacting any of the persons referred to above by any means, persons may submit complaints, on an identified or anonymous basis, in the following ways:

By Phone

Persons may call any of the persons referred to above at the particular individual's phone number. Persons who wish to submit anonymous Complaints may not want to do so by phone since the voice of the caller may be recognized.

By E-mail:

Persons may send an e-mail message to any of the persons referred to above at the particular individual's office e-mail address. Persons who wish to submit anonymous Complaints may not want to do so by e-mail since the identity of the sender may be inadvertently revealed or easily discovered due to the structure of the Company's information systems. However, persons desiring to report via e-mail who want to ensure their confidentiality should (i) set up an account with hotmail or another third-party provider, and (ii) inform that third-party provider that the account holder information is confidential and should not be disclosed to anyone. This Policy prohibits anyone from the Company from attempting to determine the owner of such account.

By Mail:

Persons may submit Complaints by mail in a sealed envelope addressed to the Company at Corporate Woods Building 51, 9393 West 110th Street, Suite 500, Overland Park, Kansas 66210, Attention Audit Committee Chairman. The transmittal envelope should be marked "Personal and Confidential."

Persons making Complaints are encouraged to identify themselves, with the understanding that their identity will be held in confidence and they will not suffer retaliation, in order to enable the Company to clarify details and take appropriate action.

Handling of Complaints. All Complaints made under this Policy shall be forwarded to all members of the Audit Committee. The Company and the Audit Committee shall handle any Complaint received, directly or indirectly, with the appropriate degree of confidentiality. A review will be made by or on behalf of the Audit Committee and an appropriate investigation, if necessary, shall be made. Further, the Audit Committee, the Board of Directors or management of the Company, as appropriate, shall take the appropriate disciplinary or other action when deemed necessary or appropriate to ensure that this Policy is complied with, monitored and enforced. The Audit Committee has the authority to engage, and cause the Company to pay the reasonable compensation and expenses of, independent legal counsel and other independent advisers as it determines necessary or appropriate to carry out its duties.

Retention. The Complaint, materials gathered in any ensuing investigation and any remedial action shall be maintained with the minutes of the Audit Committee or the Board of Directors or with other formal corporate records for the applicable time period required by law or rules of the NASD, provided that the anonymity and confidentiality described above are maintained.

Important Definitions and Concepts

1.            Disclosure Controls and Procedures. The term "Disclosure Controls and Procedures" means the Company's controls and other procedures that are designed to ensure that information required to be disclosed by the Company in the Reports that it files and submits under the Securities Exchange Act of 1934 ("Exchange Act") is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure Controls and Procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the Reports that it files and submits under the Exchange Act is accumulated and communicated to the issuer's management, including its principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

2.            Internal Controls over Financial Reporting. The term "Internal Control over Financial Reporting" is defined as a process designed by, or under the supervision of, the Company's principal executive and principal financial officers, or persons performing similar functions, and effected by the Company's board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

•	Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company;
•

Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and

•

Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on the financial statements.

3.            Significant Deficiency. The term "Significant Deficiency" is a deficiency in the design or operation of (a) one or more of the internal control components that does not reduce to a relatively low level of risk that misstatements caused by errors or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions;

or (b) internal control that could adversely affect the Company's ability to record, process, summarize and report financial data consistent with the assertions of management in the Company's financial statements.

4.            Material Weakness. The term "Material Weakness" is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

5.            Fairly Presents. The term "fairly presents" encompasses the selection of appropriate accounting policies, proper application of appropriate accounting policies, disclosure of financial information that is informative and reasonably reflects the underlying transactions and events and the inclusion of any additional disclosure necessary to provide investors with a materially accurate and complete picture of the Company's financial condition, results of operations and cash flows. A determination that the Company's financial statements have been prepared in accordance with Generally Accepted Accounting Principles alone is not sufficient in deciding whether the Company's financial statements fairly present its financial condition, results of operations and cash flows.

6.            Materiality. The term "material" means information as to which there is a substantial likelihood an investor would consider it important in deciding whether to buy, sell or hold a security, and there is a substantial likelihood that the information in question would be viewed by a reasonable investor as having significantly altered the "total mix" of information made available. While not part of the judicially created test for determining materiality, courts frequently infer the materiality of information by examining whether the information in question had a significant impact on the price of a security following its public dissemination. Information can be material (a) whether it is positive or negative, (b) whether it was received from the Company or from a source not connected with the Company, (c) whether it affects the Company or its business, financial condition, results of operations, cash flows, assets, net worth or future prospects, or affects the market price of the Company's equity securities, or (d) even though it would not by itself affect the market price of securities or be the determining factor in an investor's decision to buy, sell or hold securities. Information need not be historical or certain to be material. Events or projections that are uncertain or contingent may also be material depending upon a balancing of their magnitude and likelihood of occurrence.

Anti-retaliation

The Company shall not, and no officer, employee, contractor, subcontractor or agent of the Company shall, coerce, intimidate, interfere with, discharge, demote, suspend or harass any employee, or expressly or implicitly threaten adverse affects on any employee's terms and conditions of employment or contract status or in any other manner discriminate against any employee, including, without limitation, evaluation, pay, advancement opportunities, job assignments or any other aspect of an employment or contractual relationship ("Retaliation") for:

1.	opposing in good faith any of the Reportable Offenses described above,

2.	making a Complaint under this Policy for any activity that the person believes is a Reportable Offense,
3.

providing information, causing information to be provided, or otherwise assisting in an investigation regarding any conduct which the person believes, in good faith, has violated, is violating or is about to violate this Policy or the legal or ethical requirements contemplated thereby (including, without limitation, 18 U.S.C. Sections 1341, 1343, 1344 or 1348, any rule or regulation of the SEC, or any provision of federal law relating to fraud against shareholders), when the information or assistance is provided to or the investigation is conducted by:

(a)	a Federal regulatory or law enforcement agency;
(b)	any Member of Congress or any committee of Congress; or
(c)

a person with supervisory authority over the person submitting the Complaint, including the Board of Directors or Audit Committee of the Company (or such other person working for the Company who has the authority to investigate discover, or terminate misconduct); or

4.

filing, causing to be filed, testifying, participating in, or otherwise assisting in a proceeding filed or about to be filed (with any knowledge of the Company) relating to any violation of this Policy or the legal or ethical requirements contemplated thereby (including, without limitation, 18 U.S.C. Sections 1341, 1343, 1344 or 1348, any rule or regulation of the SEC, or any provision of federal law relating to fraud against shareholders).

Any officer, director, Audit Committee member, employee, contractor, subcontractor or agent who is found to have violated this Policy will be subject to disciplinary action, determined by the Audit Committee to be appropriate in its sole discretion. Nothing within this Policy or within any employee handbook, the Code of Ethics or other document of the Company, generally, should be understood in any way as a limitation on the Audit Committee's right to decide what disciplinary action is appropriate under given circumstances.

The Company trusts that all of its officers, directors, Audit Committee members, employees, contractors, subcontractors and agents, will enthusiastically and in good faith endeavor to comply fully with this Policy and the legal and ethical obligations contemplated hereby. The Company encourages persons who have questions regarding accounting or auditing matters, Internal Controls over Financial Reporting, Disclosure Controls and Procedures, Reportable Offenses or this Policy to raise them with such person's immediate supervisor, any member of management, or any member of the Audit Committee of the Company.

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